Taylor Capital Group
Fourth Quarter and Full Year 2010 Earnings Call

Details for Conference Call: 866-788-0546 code 40414142

Internet Audio Broadcast: www.taylorcapitalgroup.com

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
This presentation includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," “might”,
“contemplate”, “plan”, “prudent”, “potential”, “should”, "will," "expect," "anticipate," "believe," "intend," "could" and "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2011 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the risk that our regulators could require us to maintain regulatory capital in excess of the levels needed to be considered well capitalized; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; negative developments and further disruption in the credit and lending markets impacting our business and the businesses of our customers, as well as other banks and lending institutions with which we have commercial relationships; the continued decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high volume of loans secured by commercial real estate in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with the planned growth of our new mortgage unit, including the expansion into new geographic markets; lending concentration risks; the risks associated with attracting and retaining experienced and qualified personnel, including our senior management and other key personnel in our core business lines; uncertainty in estimating the fair value of loans held for sale and the possibility that we will not be able to dispose of these assets on terms acceptable to us; security risks relating to our internet banking activities that could damage our reputation and our business; the potential impact of certain operational risks, including, but not limited to, data processing system failures and errors and customer or employee fraud; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; the effect on our profitability if interest rates fluctuate, as well as the effect of our customers’ changing use of our deposit products; the ability to use net operating loss carryforwards to reduce future tax payments if an ownership change of the Company is deemed to have occurred for tax purposes; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; continuation of volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the conditions of the local economy in which we operate and continued weakness in the local economy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, loan syndication opportunities and competition; regulatory restrictions and liquidity constraints at the holding company level that could impair our ability to pay dividends or interest on our outstanding securities; significant restrictions on our operations as a result of our participation in the TARP CPP; the impact of changes in legislation, including the Dodd-Frank Act, or regulatory and accounting principles, policies or guidelines affecting our business, including those relating to capital requirements; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.
»For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned
"Risk Factors” in our December 31, 2009 Annual Report on Form 10-K filed with the SEC on March 29, 2010. You should not place undue reliance on any forward-looking statements.  We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Agenda
»
Fourth Quarter 2010 and Full Year 2010 Financial
Highlights: Mark Hoppe, President and Chief
Executive Officer
»
Results of Operations and Balance Sheet
Highlights: Randy Conte, Chief Financial Officer
and Chief Operations Officer
»
Summary and Questions & Answers

$59,582
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
In thousands
($43,004)
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Net loss of $36.0 million in 4Q 2010 a result of credit costs increasing $39.9 million 5 Credit Costs (Provision Plus Nonperforming Asset Expense) Net Income Less Securities Gains

Nonaccrual increases in 4Q 2010 due to
deterioration of loans to bank holding companies
» In the fourth quarter of 2010, further deterioration in the condition of these bank holding companies caused approximately $41 million of the portfolio to be put on nonaccrual.

*BHCs are Bank Holding Companies
($5,778) $118,419 $112,641 Nonperforming Loans
($5,777) $118,363 $112,586 Total Nonaccrual Loans
$1,382 $11,251 $12,633 Other
$502 $12,232 $12,734 Commercial C&D
$3,228 $17,432 $20,660 Residential C&D
($4,175) $46,396 $42,221 CRE
($6,714) $31,052 $24,338 C&I
Nonaccrual Loans
($1) $56 $55 90 + days past due
Change
12/31/10 vs 9/30/10
Excluding Loans to
Banks and BHCs*
12/31/10 Adjusted
to Exclude Loans to
Banks and BHCs*
9/30/2010
Actual

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
In thousands
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
$61,188
$42,221
$20,660
$12,734
Residential Construction and Land
Commercial and Industrial
Commercial Real Estate Secured
Commercial Construction and Land

TaylorCapitalGroup

Increase in C&I nonaccrual loans due to deterioration of loans to bank holding companies 7 Nonaccrual Loans by Category

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$430,102
$428,257
$453,067
$441,191
$406,306
$368,242
$381,050
$322,252
$303,923
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

TaylorCapitalGroup

Significant progress in reducing watch list from
YE 09 to YE 10: down approximately $100MM
*Commercial watch list of all criticized and classified loans (includes special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential construction and land, and commercial construction and land federal collateral codes. Excludes consumer loans.

Commercial Watch List of Criticized and Classified Loans*

In thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
$6,102
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
$20,597
$16,862
$53.0 million for full year 2009
$68.9 million for full year 2010

TaylorCapitalGroup

Pre-tax, Pre-provision Earnings from Core Operations*

*For a reconciliation to GAAP measures of pre-tax, pre-provision earnings from core operations, please see page 25 of this presentation.
Pre-tax, pre-provision earnings from core
operations up 30.0% from full year 2009 to 2010

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Revenue: $138.9 million
for full year 2009
Revenue: $167.4 million
for full year 2010
Total Revenue
Noninterest Expense*

Core earnings strengthened through business
line growth and tight expense control

*For a reconciliation of revenue to GAAP measures, please see page 26 of this presentation; noninterest expense quoted above is less NPA expense.
Total Revenue and Noninterest Expense Trends*
$27,898
$21,796
$32,025
$34,922
$35,373
$36,587
$36,408
$40,694
$45,705
$44,574
$27,712
$25,108
$23,412
$22,214
$21,766
$20,221
$23,483
$20,411

$40,000
$30,000
$20,000
$10,000
$0
In thousands
$24,414
$27,346
$30,380
$32,375
$32,810
$33,467
$34,678
$34,367
$33,562
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
$122.9 million for full year 2009
$136.1 million for full year 2010

TaylorCapitalGroup

Net interest income down slightly in 4Q 2010 due to sales of securities; up year over year Net Interest Income 11

4.0%
3.0%
2.0%
1.0%
0%
2.84% for full year 2009
3.17% for full year 2010
2.37%
2.58%
2.76%
2.92%
3.10%
3.15%
3.17%
3.25%
3.12%
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

TaylorCapitalGroup

Net interest margin down 13 bps from 3Q 2010
to 4Q 2010; up 33 bps year over year

Net Interest Margin (Tax Equivalent)*
*Adjustment reflects tax-exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

Commercial and retail banking are solid base
for asset and deposit generation

• Revitalized business in 2008 to drive asset diversity:
today approximately 55% of total loans are commercial
and industrial
• Added 85 new client relationships in 2010
• As of December 31, 2010, commitments are $2.12 billion
and fundings are $1.51 billion
Cole Taylor
Bank
Commercial
Banking
• Retail component of the deposit base is approximately
$1 billion
• From 12/31/09 to 12/31/10, the retail bank was largely
responsible for the shift in the deposit mix from customer
certificates of deposit to transactional money market
accounts
Retail
Banking
Centers

In thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$128,920
$139,846
$159,899
$171,844
$217,977
$258,154
$317,677
$350,751
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

TaylorCapitalGroup

Cole Taylor Business Capital growing steadily;
portfolio doubled in 2010 to $350.8 million
Cole Taylor Business
Capital (CTBC) launched
in 2009:
• In 2010, added 35 new
clients; 74 added since
inception
• As of December 31, 2010,
commitments are $715.8
million and fundings are
$350.8 million
• $6.7 million in closing fees
collected in 2010
• Revenue diversity: clients
nationwide sourced through
9 offices across the U.S.

CTBC Total Loan Portfolio

»
Activity during the year:
• Sold approximately $966 million of investment securities during 2010
• Purchased approximately $1.2 billion of investment securities in 2010
»
Securities sales focused on:
• Monetizing gains associated with mortgage-backed securities that were subject to greater prepayment risk in a low-rate environment
• Selectively reducing our exposure to municipal and private-label mortgage credit risk
»
Securities purchases focused on:
• Maintaining high credit quality and liquidity in the investment portfolio
• Reducing prepayment risks

Size of investment portfolio flat from 12/31/09 to
12/31/10, but significant turnover due to sales

In thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,484
$4,679
$4,542
$2,998
$3,777
$2,941
$6,016
$11,338
$11,012
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Addition of
Cole Taylor Mortgage
added $14.3 million
to Noninterest
Income in 2010
Mortgage Origination Revenue
Service Charges
Other Noninterest Income

TaylorCapitalGroup

Noninterest income excluding securities gains up largely due to mortgage origination revenue Noninterest Income Excluding Gains or Losses on the Sale of Investment Securities 16

WA
MT
ND
OR
ID
SD
WY
NV
UT
CO
NE
IA
KS
MN
WI
MI
IL
IN
OH
PA
NY
CA
MO
KY
TN
WV
VA
AZ
NM
OK
AR
TX
LA
MS
AL
GA
SC
NC
FL
ME
VT
NH
MA
RI
CT
DE
MD

TaylorCapitalGroup

Cole Taylor Mortgage launched in January 2010
contributed $14.3 million in its first full year
Cole Taylor Mortgage:
• Profitable for 2010
• Generated revenues of
$14.3 million in 2010
• Funded $812 million in
mortgages in 2010
• Hired approximately 150
employees in 2010
• Added three states in
January 2011, bringing total
qualified states to 20, with
retail offices in 5 of those
states as of January 2011

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Revenue: $138.9 million
for full year 2009
Revenue: $167.4 million
for full year 2010
Total Revenue
Noninterest Expense*

TaylorCapitalGroup

Noninterest expense increases largely due to
investment in Cole Taylor Mortgage

*For a reconciliation of revenue to GAAP measures, please see page 26 of this presentation; noninterest expense quoted above is less NPA expense.
Total Revenue and Noninterest Expense Trends*
$27,898
$32,025
$34,922
$35,373
$36,587
$36,408
$40,694
$45,705
$44,574
$27,712
$25,108
$23,412
$22,214
$21,766
$20,221
$23,483
$20,411
$21,796

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0%
10.22%
10.07%
9.67%
9.86%
9.79%
9.29%
9.34%
10.39%
9.30%
6.0%
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10

Capital Ratios

	4Q 2010
Total Capital (to Risk Weighted Assets)	13.26%
Tier 1 Capital (to Risk Weighted Assets)	9.30%
Leverage Ratio	7.18%

TaylorCapitalGroup

Tier 1 Total Risk Based Capital Ratio Trends 19 Capital ratios remain above regulatory definition for ‘well-capitalized’ banks

Fourth quarter provision drove net loss; year
over year results show progress on strategy
»
Net loss for the fourth quarter of $36.0 million
• Largely the result of a $51.8 million provision due to deterioration of already criticized and classified loans requiring specific reserves
• Approximately $41 million of loans to Chicago community bank holding companies were place on nonaccrual, with substantial reserves taken
»
2009 to 2010 improvements:
• Criticized and classified loans down 25%
• Migrations to criticized and classified down 50%
• Revenue up 20%
• Pre-tax, pre-provision earnings from core operations up 30%
»
Outlook for 2011: Continued focus on fix and grow strategy

FOR THE THREE MONTHS ENDED								
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09 ($ in thousands)	9/30/09	6/30/09	3/31/09	12/31/08
Loss before income taxes	$ (35,723)	$ 33,735	$ (30,577)	$ (10,441)	$ (3,676)	$ (2,304)	$ (20,697)	$ (4,039)	$ (26,484)
Add back (subtract)									
Provision for loan losses	51,798	18,128	43,946	21,130	19,002	15,539	39,507	15,563	30,353
Nonperforming asset expense (income)	7,784	1,538	4,055	4,938	8,453	2,295	224	754	(166)
(Gain) Loss on investment securities	(6,997)	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399
Pre-tax, pre-provision earnings from core operations	$ 16,862	$ 20,597	$ 17,282	$ 14,194	$ 14,821	$ 15,152	$ 11,439	$ 11,614	$ 6,102

TaylorCapitalGroup

Non-GAAP Measure of Pre-tax,
Pre-Provision Earnings from Core Operations
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

FOR THE THREE MONTHS ENDED								
	12/31/10	9/30/10	6/30/10	3/31/10	12/13/09	9/30/09	6/1/09	3/31/09	12/31/08
	($ in thousands)								
Net Interest Income	$ 33,562	$ 34,367	$ 34,678	$ 33,467	$ 32,810	$ 32,375	$ 30,380	$ 27,346	$ 24,414
Non Interest Income	18,009	44,142	6,158	4,374	12,735	3,376	12,137	5,343	1,085
Add back (subtract)									
(Gain) Loss on investment securities	(6,997)	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399
Revenue	$ 44,574	$ 45,705	$ 40,694	$ 36,408	$ 36,587	$ 35,373	$ 34,922	$ 32,025	$ 27,898

TaylorCapitalGroup

Non-GAAP Measure
of Revenue
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.